Exhibit 99.2

Third Quarter 2006 Earnings Presentation Gary Black Chief Executive Officer and Chief Investment Officer October 26, 2006 Dave Martin Executive Vice President and Chief Financial Officer C-1006-164 1-15-07

Highlights (1) 3Q 2006 GAAP EPS of $0.15 flat versus $0.15 in 2Q 2006 and $0.15 in 3Q 2005 Relative performance remains strong with 5-year numbers continuing to improve 64%, 78%, and 77% of JIF funds in the top 2 Lipper quartiles on a 1-, 3-, and 5-year total return basis, respectively, as of September 30, 2006 (2) 44% of JIF funds have a 4/5 star Morningstar overall rating at September 30, 2006 (2) Near breakeven total company long-term net flows for 3Q 2006 of $(0.1) billion versus $(0.4) billion in 2Q 2006 Reflects Janus (ex-INTECH) long-term net flows of $(1.8) billion and INTECH net flows of $1.7 billion Management remains committed to capital management Repurchased $138.1 million of JNS stock in 3Q 2006, resulting in a year-to-date net share reduction of 7.8% Completed a $275.0 million senior debt issuance in September Notes: (1) The amounts presented and the discussions of our results on our Earnings Call are on a GAAP basis, unless otherwise indicated. (2) Data presented reflects past performance which is no guarantee of future results. Please see p. 4 and 21-24 for complete Lipper rankings and Morningstar ratings and performance.

Over 75% of JIF Funds in the top two Lipper quartiles on a 3- and 5-year basis, as of September 30, 2006 (1)



Percent of Funds in Top 2 Lipper Quartiles Based on Total Returns
1-Year Basis
3-Year Basis
5-Year Basis
All JIF Funds (2)
Janus-Managed JIF Equity Funds (3)

Past performance is no guarantee of future results. (1) References Lipper relative performance on a 3- and 5-year basis as of 9/30/2006. (2) JIF Funds do not include Janus World Funds, Janus Adviser Series, Janus Aspen Series, Sub-advised and Money Markets. (3) Janus-Managed JIF Equity Funds also do not include JIF Value funds, JIF Income funds, and INTECH Risk-Managed Stock Fund. As of 9/30/2006, the number of funds in the Janus Investment Funds is 25. Funds not ranked by Lipper are not included in the analysis. Funds are ranked within their corresponding Lipper classification for the specified time period. See p. 4 for complete Lipper rankings.

3

All JIF Growth/Blend products outperforming a majority of peers on a 3- and 5-year total return basis*Closed to new investors. ‡ In accordance with NASD regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year. Past performance is no guarantee of future results. Lipper Inc. – A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. (1) Ranking is for the investor share class only; other classes may have different performance characteristics. If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period. 9/30/06PMPercentileRank /PercentileRank /PercentileRank /PercentileRank /PercentileRank /AUM ($mms)InceptionLipper CategoryRank (%)Total FundsRank (%)Total FundsRank (%)Total FundsRank (%)Total FundsRank (%)Total FundsGrowth FundsJanus Fund11,083$ Jan-06Large-Cap Growth Funds1390 / 71730183 / 61234168 / 4984271 / 171Janus Twenty Fund*9,146$ Aug-97Large-Cap Growth Funds49346 / 71712 / 612418 / 49811 / 17149 / 234Janus Mercury Fund3,695$ Jan-06Large-Cap Growth Funds21147 / 717633 / 61230149 / 498610 / 171Janus Olympus Fund*2,137$ Jun-06Multi-Cap Growth Funds55232 / 42742151 / 36642123 / 2952828 / 101Janus Enterprise Fund1,710$ Jan-02Mid-Cap Growth Funds1587 / 605940 / 47932117 / 3736488 / 1371247 / 392Janus Venture Fund*1,304$ Jan-01Small-Cap Growth Funds19101 / 5581879 / 4631658 / 3703951 / 1322586 / 344Janus Orion Fund1,060$ Jun-00Multi-Cap Growth Funds935 / 42711 / 366513 / 295--3169 / 223Janus Triton Fund101$ Jun-06Small-Cap Growth Funds1055 / 558------Janus Research Fund100$ Feb-05Multi-Cap Growth Funds27 / 427------25 / 401Core FundsJanus Growth and Income Fund6,736$ Dec-03Large-Cap Core Funds91764 / 8411284 / 70824136 / 58736 / 2571280 / 717Janus Contrarian Fund3,760$ Feb-00Multi-Cap Core Funds427 / 84511 / 59526 / 440--1134 / 333Janus Balanced Fund2,434$ Apr-05Mixed-Asset Target Alloc. Mod. Funds1247 / 4002876 / 2794496 / 21932 / 93831 / 389Janus Fundamental Equity Fund994$ Apr-05Large-Cap Core Funds54449 / 84129 / 708525 / 58723 / 257210 / 809INTECH Risk-Managed Stock Fund476$ Feb-03Multi-Cap Core Funds56467 / 845741 / 595----23125 / 565Global/International FundsJanus Worldwide Fund4,269$ Jun-04Global Funds83312 / 37599297 / 30298227 / 2336861 / 8990286 / 320Janus Overseas Fund4,784$ Jun-03International Funds11 / 92511 / 775957 / 64149 / 24911 / 759Janus Global Life Sciences Fund1,008$ Dec-98Health/Biotechnology Funds63112 / 1771929 / 1605065 / 129--3718 / 48Janus Global Technology Fund913$ Jan-06Science & Technology Funds40114 / 28849125 / 25955124 / 227--Janus Global Opportunities Fund147$ Jun-01Global Funds98367 / 37593280 / 3023990 / 233--2557 / 227Value FundsJanus Mid Cap Value Fund - Inv(1)4,860$ Aug-98Mid-Cap Value Funds48135 / 2864089 / 2222741 / 151--43 / 77Janus Small Cap Value Fund - Inv.*(1)1,121$ Feb-97Small-Cap Core Funds66434 / 65769350 / 50858230 / 397--1317 / 134Income FundsJanus Flexible Bond Fund766$ Dec-91Intermediate Inv Grade Debt Funds38183 / 48650212 / 4261963 / 3402944 / 15142 / 55Janus High-Yield Fund495$ Dec-03High Current Yield Funds2297 / 45851201 / 39661196 / 3211416 / 12040159 / 403Janus Short-Term Bond Fund177$ Jun-03Short Investment Grade Debt Funds4399 / 2332751 / 1924157 / 1392316 / 712545 / 180Janus Federal Tax-Exempt Fund98$ Feb-05General Muni Debt Funds61155 / 25685209 / 24772158 / 22083120 / 14553133 / 251Since PM Inception‡‡‡‡‡Janus Investment Funds (“JIF”)1-Year10-Year3-Year5-YearLipper Rankings Based on Total Returns as of 9/30/06Lipper Quartile:1st2nd3rd4th

Value still outperforming Growth as equity flows show signs of improvement

Net outflows in Growth continued for the fifth straight month

(Monthly net flows for domestic mutual funds in $ billions, October 2005 – September 2006)


Growth
Value

Source: Strategic Insight, Simfund (2006)

Value continues to outperform Growth

(Russell 1000 Growth vs. Russell 1000 Value)


8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
5.3%
7.1%
-0.9%
6.6%
3.9%
6.2%
2005 Return
1H 2006 Return
3Q 2006 Return
Russell 1000 Growth
Russell 1000 Value

Source: Confluence (2006)

Equity flows started to rebound in 3Q 2006

(Monthly net flows for mutual funds in $ billions, October 2005 – September 2006)


$40
$35
$30
$20
$10
$0
Equity
Fixed Income

Source: Strategic Insight, Simfund (2006)

Strong market in 3Q 2006 across various indices (1)

Other Key Indices
(Cumulative returns over designated periods)

	FY 2005	1H 2006	3Q 2006
S&P 500	4.9%	2.7%	5.7%
MSCI World	9.5%	6.1%	4.5%
EAFE	13.5%	10.2%	3.9%
EAFE Growth	13.3%	9.3%	2.3%
EAFE Value	13.8%	11.0%	5.5%

Note:
(1) Data presented reflects past performance, which is no guarantee of future results.

5

Total company long-term net flows near breakeven on lower Janus (ex-INTECH) net outflows

Total Company Long-Term Net Flows by Quarter (1)
($ in billions)


$8.0
$4.0
$0.0
($4.0)
($8.0)
3Q 2004
4Q 2004
1Q 2005
2Q 2005
3Q 2005
4Q 2005
1Q 2006
2Q 2006
3Q 2006

- Total company long-term net flows of $(0.1) billion in 3Q 2006
- Janus (ex-INTECH) long-term net flows of $(1.8) billion in 3Q 2006 versus $(3.4) billion in 3Q 2005
- INTECH long-term net flows of $1.7 billion in 3Q 2006
- Redemptions relating to 3Q 2006 impairment charges expected to occur in 4Q 2006 ($2.3 billion) and 1Q 2007 ($0.9 billion)

Janus (ex-INTECH) Long-Term Net Flows by Quarter (1)
($ in billions)


$0.0
($2.0)
($4.0)
($6.0)
($8.0)
3Q 2004
4Q 2004
1Q 2005
2Q 2005
3Q 2005
4Q 2005
1Q 2006
2Q 2006
3Q 2006

INTECH Net Flows by Quarter
($ in billions)


$8.0
$6.0
$4.0
$2.0
$0.0
3Q 2004
4Q 2004
1Q 2005
2Q 2005
3Q 2005
4Q 2005
1Q 2006
2Q 2006
3Q 2006

Net Inflows   Net Outflows

Note:
(1) Long-term net flows depicted exclude money market flows.

6

Janus will invest in distribution and brand initiatives to drive flows Retail AUM $46.3 BnIntermediary AUM $54.6 BnInstitutional (2) AUM $51.4 BnNotes: (1) Annualized sales and redemption rates calculated as a percentage of beginning of period assets. (2) Assets and flows depicted for Institutional exclude Institutional Money Market. Flows by Channel (1) ($ in billions, unless otherwise stated) Annualized Redemption Rate Annualized Gross Sales Rate Annualized Redemption Rate Annualized Gross Sales Rate Annualized Redemption Rate Annualized Gross Sales Rate 9% 12% 20% 16% 10% 28% 38% 33% 31% 26% 35% 29% 33% 45% 30% 54% 43% 47% 23% 19% 7% 4% 14% 5% 7% 20% 17% 20% 20% 17% Gross Redemptions Gross Sales Net Sales Retail sales slowed due to challenging Growth market and IRA seasonality Janus Direct redemptions down 19% in 3Q 2006 versus 3Q 2005 Fourth consecutive quarter of positive net flows for Broker Dealer Intermediary sales down almost $1 billion in 3Q 2006 as INTECH sales offshore slow Strong pipeline of won-not-funded mandates Redemption rates remain below industry average $1.0$1.4$2.3$1.9$1.2($2.0)($2.4)($2.3)($1.9)($2.2)($4)($3)($2)($1)$0$1$2$33Q054Q051Q062Q063Q06$2.2$2.7$4.9$4.1$4.3($0.6)($0.4)($1.4)($0.6)($0.8)($2)$0$2$4$63Q054Q051Q062Q063Q06

Financials Dave Martin Executive Vice President and Chief Financial Officer

3Q 2006 Financial overview (1) 3Q 2006 GAAP EPS of $0.15 flat versus $0.15 in 2Q 2006 and $0.15 in 3Q 2005 Investment Management (“IM”) operating margin of 24.9% up from 24.6% in 2Q 2006 and 22.7% in 3Q 2005 3Q 2006 results include a net unfavorable $9.5 million impact of unusual items (impairment charges and litigation expenses offset by a decrease in long-term incentive compensation) Average Assets Under Management (“AUM”) of $153.2 billion and IM revenue of $229.0 million down versus 2Q 2006 average AUM of $154.0 billion and IM revenue of $233.1 million Reflects $(1.6) million impact of investment advisory fee waiver on Worldwide Fund IM expenses decreased by $3.8 million versus 2Q 2006 despite negative impact of unusual items Employee compensation and benefits decreased $7.5 million in 3Q 2006 versus 2Q 2006 Completion of 5-year, $275.0 million senior unsecured debt issuance Stock buybacks continue with $138.1 million of repurchases in 3Q 2006 at an average price of $17.97 Note: (1) The amounts presented and the discussions of our results on our Earnings Call are on a GAAP basis, unless otherwise indicated.

Janus continues to return excess cash to shareholders 3Q 2006 Buyback Activity $138 million of repurchases 7.7 million shares repurchased $17.97 average price per share 3.6% net share reduction 2006 Year-to-date Buyback Activity $368 million of repurchases 18.7 million shares repurchased $19.64 average price per share 7.8% net share reduction 16.8% net share reduction since beginning of 3Q 2004 Janus cumulative stock buyback activity since 2Q 2004(Amount of buybacks in $ millions, shares outstanding in millions) $42 $84 $184 $239 $341 $376 $501 $606 $744 $606$341$239$84$42$184$376$501$138$42$42$100$55$102$35$125$105199.3211.6216.0206.8 236.3234.4228.0224.3217.5239.4$0$100$200$300$400$500$600$700$8002Q043Q044Q041Q052Q053Q054Q051Q062Q063Q06Amount of Stock Buybacks ($ mm)100150200250EOP Shares Outstanding (mm)Cumulative BuybackQuarterly Stock BuybackEOP Shares Outstanding

Janus today Continuing to deliver strong relative investment performance (1) Flagship Janus Fund back in the top Lipper quartile on a 1-year total return basis and in the top 2 Lipper quartiles on the 3-, 5-, and 10-year bases (1) Shifted business model to focus on intermediary and institutional distribution Driving top line growth through reinvestments in distribution and brand in the coming year Returning excess cash to shareholders via stock buybacks Data presented reflects past performance, which is no guarantee of future results. Note: (1) References to performance reported as of 9/30/2006. Please see pp. 4 and 21-24 for complete Lipper and Morningstar rankings and performance.

Safe harbor statement This presentation includes statements concerning potential future events involving Janus Capital Group Inc. that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus’ Annual Report on Form 10-K for the year ended December 31, 2005, on file with the Securities and Exchange Commission (Commission file no. 001-15253), including those that appear under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Many of these factors are beyond the control of the company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results express or implied therein will not be realized.

Other important disclosures Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from janus.com. Read it carefully before you invest or send money. Janus Capital Group consists of Janus Capital Management LLC, Enhanced Investment Technologies, LLC (INTECH), and Capital Group Partners, Inc. Janus Capital Group owns 30% of Perkins, Wolf, McDonnell and Company, LLC. INTECH is a subsidiary of Janus Capital Group Inc. Indexes are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region. The Morgan Stanley Capital International EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in Europe, Australasia and the Far East. The Morgan Stanley Capital International EAFE Growth Index is a subset of the Morgan Stanley Capital International EAFE Index and contains constituents of the Morgan Stanley Capital International EAFE Index which are categorized as growth securities. The Morgan Stanley Capital International EAFE Value Index is a subset of the Morgan Stanley Capital International EAFE Index and contains constituents of the Morgan Stanley Capital International EAFE Index which are categorized as value securities. Differences between compared investments may include objectives, sales and management fees, liquidity, volatility, tax features and other features, which may result in differences in performance. Janus funds distributed by Janus Distributors LLC (10/06)

Appendix

AUM by investment discipline and distribution channel Value ($9.7bn) Janus Global Advisors ($54.6bn Intermediary) $158.3 billion in AUM as of 9/30/06 By Investment Discipline By Distribution Channel Growth / Blend ($67.0bn) Money Market ($8.0bn) Global / International ($13.3bn) Fixed Income ($4.7bn) Mathematical ($55.6bn) Janus INTECH Institutional Asset Management ($57.4bn Institutional) Janus Direct & Supermarket ($46.3bn Retail) 36%29%35%

EPS of $0.15 flat versus 2Q 2006 and 3Q 2005

Consolidated Entity

($ in millions, except AUM and per share)	Quarter Ended September 30, 2006	Quarter Ended June 30, 2006	Variance (%)	Quarter Ended September 30, 2006	Quarter Ended September 30, 2005	Variance (%)
Average AUM ($ in billions)	$ 153.2	$ 154.0	-0.5%	$ 153.2	$ 135.0	13.5%
Investment Management Segment						
Revenue	$ 229.0	$ 233.1	-1.8%	$ 229.0	$ 218.4	4.9%
Operating expenses	172.0	175.8	-2.2%	172.0	168.9	1.8%
Operating income	57.0	57.3	-0.5%	57.0	49.5	15.2%
Investment Management operating margin	24.9%	24.6%		24.9%	22.7%	
Printing and Fulfillment Segment						
Revenue	21.1	21.5	-1.9%	21.1	19.1	10.5%
Operating expenses	26.8	25.6	4.7%	26.8	23.8	12.6%
Printing and Fulfillment operating loss	(5.7)	(4.1)	39.0%	(5.7)	(4.7)	21.3%
Consolidated operating income	51.3	53.2	-3.6%	51.3	44.8	14.5%
Interest expense	(8.1)	(7.2)	12.5%	(8.1)	(7.2)	12.5%
Other income, net	8.6	7.8	10.3%	8.6	7.9	8.9%
Income tax provision	(18.4)	(19.5)	-5.6%	(18.4)	(10.5)	75.2%
Equity earnings of unconsolidated affiliate	1.7	2.0	-15.0%	1.7	1.9	-10.5%
Minority interest in consolidated earnings	(5.6)	(5.2)	7.7%	(5.6)	(5.2)	7.7%
Net income	$ 29.5	$ 31.1	-5.1%	$ 29.5	$ 31.7	-6.9%
Diluted earnings per share	$ 0.15	$ 0.15	0.0%	$ 0.15	$ 0.15	0.0%
Diluted shares outstanding (in millions)	202.2	206.4	-2.0%	202.2	217.2	-6.9%

16

IM operating margin improves despite unfavorable net impact of unusual items

Investment Management Segment

($ in millions, except AUM and per share)	Quarter Ended September 30, 2006	Quarter Ended June 30, 2006	Variance (%)	Quarter Ended September 30, 2006	Quarter Ended September 30, 2005	Variance (%)
Average AUM ($ in billions)	$ 153.2	$ 154.0	-0.5%	$ 153.2	$ 135.0	13.5%
Revenue						
Investment management fees	$ 183.5	$ 187.0		$ 183.5	$ 169.5	
Performance fees	4.0	4.3		4.0	6.7	
Other	41.5	41.8		41.5	42.2	
Total revenue	229.0	233.1	-1.8%	229.0	218.4	4.9%
Basis points						
Investment management fees	*47.5*	*48.7*		*47.5*	*49.8*	
Investment management fees and performance fees	*48.6*	*49.8*		*48.6*	*51.8*	
Operating expenses						
Employee compensation and benefits	70.7	78.2		70.7	80.1	
Long-term incentive compensation	17.0	23.0		17.0	18.1	
Marketing and advertising	6.6	7.7		6.6	5.4	
Distribution	26.1	27.2		26.1	25.5	
Depreciation and amortization	7.6	8.3		7.6	8.4	
General, administrative and occupancy	33.5	31.4		33.5	31.4	
Restructuring and impairments	10.5	-		10.5	-	
Total operating expense	172.0	175.8	-2.2%	172.0	168.9	1.8%
Operating income	$ 57.0	$ 57.3	-0.5%	$ 57.0	$ 49.5	15.2%
Operating margin	24.9%	24.6%		24.9%	22.7%	

17

New $275.0 million 5.875% senior notes due 2011On September 18, 2006, Janus issued $275.0 million of 5-year senior unsecured, unsubordinated notes Effective cost of the facility (including cost of unwinding the hedge): 6.315% Notes priced at 5.875% (T5 + 118 bps), but the hedge unwind resulted in a $4.4 million loss Both Moody’s and S&P reaffirmed their ratings: Baa2 for Moody’s and BBB for S&P Use of proceeds include refinancing existing debt at a lower rate as well as general corporate purposes Janus will repay the $113.1 million outstanding 7.000% senior notes coming due in November Janus intends to call all or a portion of its 7.875% Public Income Notes callable in April 2007 (not due until April 2032) Janus’ strong business fundamentals, improving financial performance and favorable reputation drew significant investor interest Final order book was 3x oversubscribed

Free cash flow and liquidity position remain strong Notes: (1) Free cash flow is defined as cash flow from operations less capital expenditures. The comparable GAAP measure is cash flow from operations. (2) Includes $113.1 million of cash placed in escrow for the repayment of debt in November 2006. Escrow cash has been included in other current assets on the consolidated balance sheet as of September 30, 2006. Free Cash Flow from Operations($ in millions)September 30,June 30,September 30,200620062005Cash provided by operating activities50.7$ 114.6$ 58.5$ Less: capital expenditures(2.8)(2.4)(7.2)Free Cash Flow (1)47.9$ 112.2$ 51.3$ Liquidity by Legal Entity($ in millions)September 30,June 30,September 30,200620062005Janus Capital Group Cash (2)369.7$ 162.6$ 359.2$ Marketable Securities98.4123.6124.1Investments in Mutual Funds100.2102.488.8Total568.3388.6572.1Capital Group PartnersCash203.3175.3166.8Marketable Securities82.7110.2110.4Total286.0285.5277.2Consolidated Janus Capital Group854.3$ 674.1$ 849.3$ Quarter Ended

LTI amortization impacted by 3Q 2006 forfeiture adjustments relating to departures Notes: (1) Does not include future LTI awards. (2) Includes adjustment for estimated forfeitures relating to departures. (3) Represents the 2005 and 2006 LTI award grants made in February each year; reflects current estimate of accelerated vesting of 2005 and 2006 LTI grants in February 2007 based on annualized year-to-date 2006 results. No accelerated vesting is assumed for future years. (4) Includes all other restricted stock, options, and mutual fund awards made 2001 to present. No performance vesting assumed. Investment Management Long-Term Incentive Compensation Amortization (1)($ in millions)2006 (2)20072008200920102002 5% grant25.2$ 7.0$ -$ -$ -$ 2005 and 2006 grants (3)24.016.313.43.80.2All other long-term (4)33.35.72.50.50.1Total82.5$ 29.0$ 15.9$ 4.3$ 0.3$

Morningstar RatingTM based on risk-adjusted returns as of September 30, 2006 Data presented reflects past performance, which is no guarantee of future results. Notes: (1)Closed to new investors. (2)Rating is for this share class only; other classes may have different performance characteristics. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Janus Investment Fund (“JIF”)The Overall Morningstar RatingTMis derived from a weighted average of the performancefigures associated with its three-, five-, and ten-year (if applicable) Morningstar RatingTMmetrics.FundCategoryStars# of FundsStars# of FundsStars# of FundsStars# of FundsJanus FundLarge Growth Funds***1393***1393***1092***415Janus Enterprise FundMid-Cap Growth Funds***821*****821****637**232Janus Growth and Income FundLarge Growth Funds*****1393*****1393****1092*****415Janus Mercury FundLarge Growth Funds***1393****1393***1092***415Janus Olympus Fund (1)Large Growth Funds****1393****1393****1092***415Janus Orion FundMid-Cap Growth Funds*****821*****821*****637N/AJanus Twenty Fund(1)Large Growth Funds*****1393*****1393*****1092****415Janus Venture Fund(1)Small Growth Funds***658****658****518**200Janus Triton FundSmall Growth FundsN/AN/AN/AN/AJanus Research FundLarge Growth FundsN/AN/AN/AN/AJanus Global Life Sciences FundSpecialty-Health Funds***192****192***155N/AJanus Global Technology FundSpecialty-Technology Funds***285***285***247N/AJanus Overseas FundForeign Large Growth Funds*****201*****201*****165****67Janus Worldwide FundWorld Stock Funds**406*406*320**145Janus Global Opportunities FundWorld Stock Funds***406**406***320N/AJanus Balanced FundModerate Allocation Funds***808***808***627****319INTECH Risk-Managed Stock FundLarge Blend Funds*****1517*****1517N/AN/AJanus Fundamental Equity FundLarge Blend Funds*****1517*****1517****1196*****477Janus Contrarian FundLarge Blend Funds*****1517*****1517*****1196N/AJanus Mid Cap Value Fund - Investor Shares(2)Mid-Cap Value Funds****270***270****180N/AJanus Small Cap Value Fund - Investor Shares(1)(2)Small Value Funds**298**298**211****66Janus Federal Tax-Exempt FundMuni National Long Funds**286**286**267**199Janus Flexible Bond FundIntermediate-Term Bond Funds***934***934****718***362Janus High-Yield FundHigh Yield Bond Funds****485***485***396****153Janus Short-Term Bond FundShort-Term Bond Funds***346****346***237***142Percent of funds rated 4 / 5 Stars43.5%56.5%50.0%43.8%Ten-Year RatingOverall RatingThree-Year RatingFive-Year Rating

Latest fund performance

Janus Investment Funds ("JIF")

Fund	Inception Date	Average Annual Total Returns (%) for Periods Ended 9/30/06: 1 Year	3 Year	5 Year	10 Year	Life of Fund
Growth Funds						
Janus Fund	2/70	6.72	8.91	4.36	5.85	13.67
Janus Twenty Fund	4/85	3.87	15.28	7.69	9.53	13.10
Janus Mercury Fund	5/93	5.99	11.19	4.61	7.94	12.15
Janus Olympus Fund	12/95	4.13	11.26	6.84	8.90	10.72
Janus Enterprise Fund	9/92	9.17	16.41	9.49	6.15	11.10
Janus Venture Fund	4/85	7.95	14.07	12.79	8.44	13.16
Janus Orion Fund	6/00	12.24	20.01	13.21	--	(1.52)
Janus Triton Fund	2/05	9.88	--	--	--	13.17
Janus Research Fund	2/05	15.06	--	--	--	18.09
Core Funds						
Janus Growth and Income Fund	5/91	4.90	13.33	6.82	10.80	13.12
Janus Balanced Fund	9/92	9.75	9.84	6.71	9.61	11.13
Janus Contrarian Fund	2/00	13.55	22.20	16.64	--	8.92
Janus Fundamental Equity Fund	6/96	8.93	16.17	9.12	11.39	12.60
INTECH Risk-Managed Stock Fund	2/03	8.36	15.86	--	--	18.11
International/Global Funds						
Janus Worldwide Fund	5/91	10.12	10.32	4.25	6.13	10.78
Janus Overseas Fund	5/94	36.62	31.63	18.68	13.26	14.14
Janus Global Life Sciences Fund	12/98	1.41	12.07	4.05	--	9.47
Janus Global Technology Fund	12/98	5.76	7.91	5.07	--	2.56
Janus Global Opportunities Fund	6/01	6.02	11.96	10.99	--	8.53
Value Funds						
Janus Small Cap Value Fund - Inv.	10/87	5.91	14.03	13.20	14.71	14.21
Janus Mid Cap Value Fund - Inv.	8/98	9.31	17.09	15.43	--	17.08
Income Funds						
Janus Flexible Bond Fund	7/87	3.32	2.98	4.98	6.08	7.50
Janus High-Yield Fund	12/95	7.80	7.90	8.53	6.96	8.20
Janus Short-Term Bond Fund	9/92	3.63	2.39	2.92	4.81	4.67
Janus Federal Tax-Exempt Fund	5/93	3.81	2.91	3.98	4.47	4.60

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 1-800-525-3713 or visit janus.com for current month end performance. Total returns include reinvestment of dividends and capital gains. Please see footnotes on the following pages.

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Notes: (1) All figures unaudited. (2) Closed to new investors. (3) Effective on or about December 31, 2006, Janus Mercury Fund will change its name to “Janus Research Fund.” The Fund will continue to be managed with the same investment objective and strategies. (4) This Fund has been significantly impacted, either positively or negatively, by investing in initial public offerings (IPOs).(5) This Fund may have significant exposure to emerging markets. In general, emerging market investments have historically been subject to significant gains and/or losses. As such, the Fund’s returns and NAV may be subject to such volatility.(6) Due to certain investment strategies, some funds may have an increased position in cash.(7) Effective on or about December 31, 2006, Janus Research Fund will change its name to “Janus Global Research Fund” and adopt an additional investment strategy to normally invest at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. (8) The Fund will invest at least 80% of its net assets in the type of securities described by its name. (9) The Fund held approximately 15.74% of its assets in Indian securities as of June 30, 2006 and the Fund has experienced significant gains due, in part, to its investments in India. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India. (10) A 2% redemption fee may be imposed on shares held for 3 months or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower. (11) For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower. (12) Returns have sustained significant gains due to market volatility in the financials sector. (13) The Fund held approximately 15.1% and 15.37% of its assets in India and Brazil securities, respectively, as of June 30, 2006, and the Fund has experienced significant gains due, in part, to its investments in India and Brazil. While holdings are subject to change without notice, the Fund’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in India and/or Brazil. (14) Returns shown for Janus Small Cap Value Fund prior to April 21, 2003 are those of Berger Small Cap Value Fund. (15) Returns shown for Janus Mid Cap Value Fund prior to April 21, 2003 are those of Berger Mid Cap Value Fund. (16) Bond funds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the fund by the portfolio manager. (17) As of September 30, 2006, the 30-day SEC Yield was 3.90% on Janus Federal Tax-Exempt Fund, 4.68% on Janus Flexible Bond Fund, 7.68% on Janus High-Yield Fund and 4.68% on Janus Short-Term Bond Fund. Latest fund performance (cont’d)

Notes (Cont’d): (18) Janus Capital has contractually agreed to waive Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund’s total operating expenses to the levels indicated in the prospectus until at least March 1, 2007. Without such waivers, Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund’s yield as of September 30, 2006 would have been 4.26% and 3.46%, respectively and total returns would have been lower. (19) Income may be subject to state or local taxes and to a limited extent certain federal tax. Capital gains are subject to federal, state and local taxes. Latest fund performance (cont’d) Differences between compared investments may include objectives, sales and management fees, liquidity, volatility, tax features and other features, which may result in differences in performance. A fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest with Janus Smart Portfolios. Additional risks to the fund(s) may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPO”s), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or janus.com for more information about risk, fund holdings and details. The proprietary mathematical process used by Enhanced Investment Technologies LLC (“INTECH”) may not achieve the desired results. Since the portfolio is regularly balanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.